UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 12, 2024

WHERE FOOD COMES FROM, INC.

(Exact Name of Registrant as Specified in its Charter)

Colorado	001-40314	43-1802805
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

202 6th Street, Suite 400
Castle Rock, Colorado	80104
(Address of Principal Executive Offices)	(Zip Code)

(303) 895-3002

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	WFCF	The NASDAQ Stock Market LLC

Item 4.01 Changes in Registrant’s Certifying Accountant

On August 12, 2024, Causey Demgen & Moore P.C. (“Causey”) resigned as the independent registered public accounting firm of Where Food Comes From, Inc. (the “Company”). Causey recently entered into an agreement with Haynie & Company (“Haynie”), pursuant to which Haynie acquired certain operations of Causey, and certain of the professional staff and partners of Causey joined Haynie either as employees or partners of Haynie and will continue to practice as members of Haynie. On August 13, 2024, the Company, through and with the approval of its Audit Committee, engaged Haynie as its independent registered public accounting firm.

Prior to engaging Haynie, the Company did not consult with Haynie regarding the application of accounting principles to a specific completed or contemplated transaction or regarding the type of audit opinions that might be rendered by Haynie on the Company’s financial statements, and Haynie did not provide any written or oral advice that was an important factor considered by the Company in reaching a decision as to any such accounting, auditing or financial reporting issue.

The reports of Causey regarding the Company’s financial statements for the fiscal years ended December 31, 2023 and 2022 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the years ended December 31, 2023 and 2022, and during the period from December 31, 2023 through August 12, 2024, the date of resignation, there were no disagreements with Causey on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Causey would have caused it to make reference to such disagreement in its reports.

The Company provided Causey with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission and requested that Causey furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether Causey agrees with above statements and, if it does not agree, the respects in which it does not agree. A copy of the letter, dated August 12, 2024, is filed as Exhibit 16.1 (which is incorporated by reference herein) to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

Exhibit
16.1	Letter of Causey, Demgen & Moore P.C. dated August 12, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WHERE FOOD COMES FROM, INC.
(Registrant)

	By:	/s/ Dannette Henning
Date: August 15, 2024		Dannette Henning,
Chief Financial Officer